--------------------------------------------------------------------------------
BGT SUBSIDIARY, INC.
PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
       PRINCIPAL
         AMOUNT                                                       VALUE
 RATING* (000)           DESCRIPTION                                 (NOTE 1)
--------------------------------------------------------------------------------
                 LONG-TERM INVESTMENTS--127.3%
                 MORTGAGE PASS-THROUGHS--8.1%
                 Federal Home Loan Mortgage Corp.,
       $12,764@    6.50%, 03/01/26-9/01/28 .....................   $ 12,569,999
         7,540     8.144%, 12/01/01 ............................      7,525,540
                 Federal National Mortgage Association,
        17,167@    6.50%, 05/01/26-03/01/29 ....................     16,924,997
         4,689     7.25%, 01/01/23, Proj. 797 ..................      4,786,312
         1,898     7.50%, 06/01/08, 15 Year ....................      1,951,758
                                                                   ------------
                                                                     43,758,606
                                                                   ------------

                 AGENCY MULTIPLE CLASS MORTGAGE
                 PASS-THROUGHS--6.5%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
         6,390     Series 90, Class 90-G,
                     10/15/20 ..................................      6,668,331
         1,229     Series 1488, Class 1488-F,
                     09/15/06 ..................................      1,233,685
           590     Series 1488, Class 1488-PF,
                     09/15/06 ..................................        594,305
         1,479     Series 1601, Class 1601-PG,
                     12/15/06 ..................................      1,487,148
         6,816     Series 1686, Class 1686-PG,
                     11/15/23 ..................................      6,813,444
         4,162     Series 1797, Class 1797-A,
                     07/15/08 ..................................      4,196,218
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
         1,196     Trust 1990-137, Class 137-J,
                     05/25/06 ..................................      1,202,912
         3,953     Trust 1992-145, Class 145-K,
                     07/25/02 ..................................      3,959,901
         1,344     Trust 1993-210, Class 210-PG,
                     02/25/20 ..................................      1,349,703
           446     Trust 1993-M2, Class M2-H,
                     11/25/03 ..................................        443,906
         2,011     Trust 1994-40, Class 40-H,
                     10/25/20 ..................................      2,026,021
           764     Trust 1997-46, Class 46-J,
                     01/08/25 ..................................        768,339
         3,966     Trust 1997-74, Class 74-CA,
                     03/18/22 ..................................      3,969,752
           357   Government National Mortgage
                   Association,
                   Trust 1996-3, Class 3-C,
                     09/20/20 ..................................        360,279
                                                                   ------------
                                                                     35,073,944
                                                                   ------------
                 ADJUSTABLE RATE MORTGAGES--1.8%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
           630     Series 1580, Class 1580-FD,
                     09/15/06 ..................................        627,970
           750     Series 1619, Class 1619-FH,
                     11/15/23 ..................................        750,673
         1,141     Series 1637, Class 1637-LF,
                     12/15/23 ..................................      1,146,936
           776     Series 1684, Class 1684-OB,
                     03/15/24 ..................................        790,949
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
         6,099     Trust 1993-61, Class 61-FC,
                     11/25/18 ..................................      6,129,091
           620     Trust 1993-225, Class 225-SB,
                     07/25/23 ..................................        573,460
                                                                   ------------
                                                                     10,019,079
                                                                   ------------

                 INVERSE FLOATING
                 RATE MORTGAGES--7.6%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
         2,536     Series 1594, Class 1594-S,
                     10/15/08 ..................................      2,537,414
         2,700     Series 1640, Class 1640-SE,
                     10/15/07 ..................................      2,717,213
         2,044     Series 1712, Class 1712-S,
                     08/15/08 ..................................      2,059,521
            99     Series 2068, Class 2068-SE,
                     06/15/27 ..................................         99,099
           520     Series 2260, Class 2260-S,
                     10/15/30 ..................................        518,249
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
         2,000     Trust 1992-155, Class 155-SB,
                     12/25/06 ..................................      1,918,700
         4,378     Trust 1993-61, Class 61-SC,
                     11/25/18 ..................................      4,445,527
           221     Trust 1993-179, Class 179-SG,
                     10/25/23 ..................................        222,784
         1,744     Trust 1993-185, Class 185-SG,
                     04/25/19 ..................................      1,778,653
        16,820     Trust 1993-225, Class 225-PF,
                     04/25/19 ..................................     16,751,310
         7,449   Government National Mortgage
                   Association,
                   Trust 1999-38, Class 38-SL,
                     05/16/26 ..................................      7,653,631
                                                                   ------------
                                                                     40,702,101
                                                                   ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
       PRINCIPAL
         AMOUNT                                                       VALUE
 RATING* (000)           DESCRIPTION                                 (NOTE 1)
--------------------------------------------------------------------------------
                 INTEREST ONLY MORTGAGE-BACKED
                 SECURITIES--1.9%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
      $  3,781     Series G4, Class 4-S,
                     11/25/22 ..................................   $     99,240
         2,269     Series G25, Class 25-S,
                     08/25/06 ..................................         34,371
        10,937     Series 1386, Class 1386-S,
                     10/15/07 ..................................        548,580
         6,041     Series 1496, Class 1496-GA,
                     03/15/19 ..................................        230,750
        30,353     Series 1954, Class 1954-BA,
                     04/15/21 ..................................        628,917
         2,519     Series 2049, Class 2049-PK,
                     06/15/14 ..................................         31,438
        13,720     Series 2054, Class 2054-PL,
                     10/15/19 ..................................        701,914
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
         2,496     Trust G93-26, Class 26-PT,
                     12/25/17 ..................................         86,622
           319     Trust 1992-208, Class 208-S,
                     11/25/07 ..................................         39,557
         4,823     Trust 1993-121, Class 121-PH,
                     01/25/19 ..................................        155,847
         2,570     Trust 1993-141, Class 141-PJ,
                     06/25/19 ..................................         83,773
         3,089     Trust 1993-154, Class 154-EA,
                     10/25/06 ..................................         94,982
        20,598     Trust 1996-15, Class 15-SG,
                     08/25/08 ..................................      2,837,582
        12,937     Trust 1996-20, Class 20-SB,
                     10/25/08 ..................................      1,661,551
         8,499     Trust 1996-24, Class 24-SJ,
                     01/25/22 ..................................      1,466,086
           328     Trust 1996-54, Class 54-SM,
                     09/25/23 ..................................          2,153
        18,915     Trust 1997-90, Class 90-L,
                     10/25/19 ..................................        892,541
         2,816      Trust 1998-44, Class 44-IC,
                     01/18/14 ..................................         99,437
         5,916   Morgan Stanley Capital I,
                   Series 1998-HF1, Class X,
                     03/15/30 ..................................        274,711
           580   Salomon Brothers
                   Mortgage Securities VI,
                   Series 1987-3, Class B,
                     10/23/17 ..................................        114,931
                                                                   ------------
                                                                     10,084,983
                                                                   ------------
                 PRINCIPAL ONLY MORTGAGE-BACKED
                 SECURITIES--2.8%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
         2,269     Series 1597, Class 1597-H,
                     07/15/23 ..................................      1,649,560
           290     Series 1813, Class 1813-K,
                     02/15/24 ..................................        283,191
         1,889     Series 1844, Class 1844-PC,
                     03/15/24 ..................................      1,841,441
           860     Series 2009, Class 2009-A,
                     12/15/22 ..................................        838,128
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
         2,617     Trust 1993-92, Class 92-G,
                     05/25/23 ..................................      1,588,882
         1,700     Trust 1993-113, Class 113-B,
                     07/25/23 ..................................      1,662,860
         4,512     Trust 1993-205, Class 205-EB,
                     09/25/23 ..................................      4,474,016
           510     Trust 1993-237, Class 237-C,
                     11/25/23 ..................................        495,981
         1,820     Trust 1994-87, Class 87-E,
                     03/25/09 ..................................      1,483,717
            69     Trust 1997-19, Class 19-C,
                     09/25/23 ..................................         69,156
           446     Trust 1997-19, Class 19-H,
                     10/25/22 ..................................        441,894
                                                                   ------------
                                                                     14,828,826
                                                                   ------------

                 COMMERCIAL MORTGAGE-BACKED
                 SECURITIES--0.5%
AAA      2,290   Merrill Lynch Mortgage Investors, Inc.,
                   Series 1995-C1, Class C,
                     7.39%, 05/25/15 ...........................      2,289,766
N/R        196   Vendee Mortgage Trust,
                   Series 1995-1, Class 3E,
                     8.00%, 07/15/18 ...........................        196,918
                                                                   ------------
                                                                      2,486,684
                                                                   ------------
                 ASSET-BACKED SECURITIES--7.8%
Baa2    15,000   Broad Index Secured Trust Offering,**
                   Series 1998-4A, Class B2,
                     6.54%, 09/09/01 ...........................     14,550,000
AAA     20,545   Chase Credit Card Master Trust,
                   Series 1997-5, Class A,
                     6.194%, 08/15/05 ..........................     20,984,791
N/R      2,933+  Global Rated Eligible Asset Trust,
                   Series 1998-A, Class A-1,
                     7.33%, 03/15/06**/*** .....................        527,921
                 Structured Mortgage Asset
                   Residential Trust, @@/***
N/R      4,053+    Series 1997-2,
                     8.24%, 03/15/06 ...........................        526,953
N/R      4,496+    Series 1997-3,
                     8.72%, 04/15/06 ...........................        584,533


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
       PRINCIPAL
         AMOUNT                                                       VALUE
 RATING* (000)           DESCRIPTION                                 (NOTE 1)
--------------------------------------------------------------------------------
                 ASSET-BACKED SECURITIES (CONT'D)
A1    $ 4,500    Student Loan Marketing Association,
                   Trust 1995-1, Class CTFS,
                     10/25/09 ..................................   $  4,379,063
                                                                   ------------
                                                                     41,553,261
                                                                   ------------
                 U.S. GOVERNMENT SECURITIES--10.0%
                 U.S. Treasury Notes,
         1,545     4.25%, 05/31/03 .............................      1,544,521
         6,000@    5.125%, 12/31/02 ............................      6,084,360
         4,800@    5.50%, 05/15/09 .............................      4,842,000
         1,480@    5.75%, 11/15/05 .............................      1,515,831
                 U.S. Treasury Bonds,
        10,000@    6.125%, 08/15/29 ............................     10,357,800
        27,500@    6.25%, 05/15/30 .............................     29,128,275
                                                                   ------------
                                                                     53,472,787
                                                                   ------------

                 ZERO COUPON BONDS--40.3%
                 Financing Corp. (FICO Strips),

        18,000     03/07/02 ....................................     17,509,860
        29,300     12/27/02 ....................................     27,449,119
                 Government Trust Certificates (Israel),
        19,432     05/15/02 ....................................     18,716,514
        25,000     11/15/02 ....................................     23,615,750
        10,000   Government Trust Certificates (Jordan),
                     05/15/02 ..................................      9,631,800
                 U.S. Treasury Strips,
        51,200@    10/31/02 ....................................     48,556,032
        74,550@    11/30/02 ....................................     70,440,059
                                                                   ------------
                                                                    215,919,134
                                                                   ------------
                 TAXABLE MUNICIPAL BONDS--6.8%
AAA      1,000   Kern County California,
                   Pension Obligation,
                     6.39%, 08/15/02 ...........................      1,019,980
AAA      3,510   Long Beach California,
                   Pension Obligation,
                     6.56%, 09/01/02 ...........................      3,587,466
AAA      5,000   Los Angeles County California,
                   Pension Obligation,
                     6.54%, 06/30/02 ...........................      5,096,300
AAA      8,000   New Jersey Economic Development
                   Auth., Zero Coupon,
                     02/15/03 ..................................      7,369,600
                 New York City G.O.,
A+       5,000     6.54%, 03/15/02 .............................      5,054,150
A+       5,000     7.125%, 08/15/02 ............................      5,117,450
A+       5,000     7.34%, 04/15/02 .............................      5,090,700
AA-      1,235   New York St. Environ. Fac. Auth.,
                     6.73%, 09/15/02 ...........................      1,261,083
AAA      1,950   San Francisco California
                   International Airport,
                     6.35%, 05/01/02 ...........................      1,977,534
AA-      1,000   St. Josephs Health System California,
                     Rev., 7.13%, 07/01/02 .....................      1,022,220
                                                                   ------------
                                                                     36,596,483
                                                                   ------------
                 CORPORATE BONDS--33.2%
                 FINANCE & BANKING--12.1%
A        4,900   Ahmanson HF & Co.,
                   8.25%, 10/01/02 .............................      5,085,465
A+       4,000   American General Finance,
                   6.25%, 12/18/02 .............................      4,082,059
A+       1,000   Ford Motor Credit Co.,
                   8.00%, 06/15/02 .............................      1,030,970
AA-      5,000   Goldman Sachs Group,
                   6.25%, 02/01/03 ** ..........................      5,058,126
                 Lehman Brothers Holdings Inc.,
A#       5,000     6.625%, 12/27/02 ............................      5,112,400
A#         875     6.75%, 09/24/01 .............................        875,253
A        5,000     7.25%, 04/15/03 .............................      5,186,966
AA       1,665   Merrill Lynch & Co. Inc.,
                   5.75%, 11/04/02 .............................      1,683,233
A#       8,235   Morgan JP & Co. Inc.,
                   5.00%, 08/19/02 .............................      8,227,280
                 Nationsbank Corp.,
Aa2      5,000     6.65%, 04/09/02 .............................      5,084,250
Aa2      5,000     7.00%, 09/15/01 .............................      5,026,950
AAA      7,790   Paine Webber Group Inc.,
                   8.25%, 05/01/02 .............................      8,028,919
A2      10,000   Textron Financial Corp.,
                   4.268%, 12/09/02 ............................     10,154,688
                                                                   ------------
                                                                     64,636,559
                                                                   ------------

                 INDUSTRIALS--6.9%
A-       1,000   Bass America Inc.,
                   8.125%, 03/31/02 ............................      1,023,150
BBB      5,000   Convergys Corp.,
                   4.793%, 09/09/02 ............................      4,937,500
BBB      5,425   Jones Apparel Group Inc.,
                   6.25%, 10/01/01 .............................      5,427,578
Baa1     5,000   Norfolk Southern Corp.,
                   6.95%, 05/01/02 .............................      5,081,850
BBB-     5,265   Raytheon Co.,
                   6.45%, 08/15/02 .............................      5,275,214
A        4,000   Tele-Communications Inc.,
                   9.25%, 04/15/02 .............................      4,120,000
BBB-    10,980   Valero Energy,
                   6.75%, 12/15/02** ...........................     11,135,712
                                                                   ------------
                                                                     37,001,004
                                                                   ------------
                 UTILITIES--8.1%
A        4,000   360 Communications,
                   7.125%, 03/01/03 ............................      4,113,000
BBB#     5,000   Centurytel Inc.,
                   7.75%, 10/15/02 .............................      5,126,800
A3       5,000@  Columbia Energy Group,
                   6.61%, 11/28/02 .............................      5,078,200
BBB#    10,000   CSW Investments,
                   6.95%, 08/01/01** ...........................     10,007,700
A#       6,000   Duke Energy Corp.,
                   7.125%, 09/03/02 ............................      6,131,853
A3       5,000   MCI Communications Corp.,
                   6.125%, 04/15/02 ............................      5,027,350
Baa1     2,850   Telecom de Puerto Rico,
                   6.15%, 05/15/02 .............................      2,868,981


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
       PRINCIPAL
         AMOUNT                                                       VALUE
 RATING* (000)           DESCRIPTION                                 (NOTE 1)
--------------------------------------------------------------------------------
                 UTILITIES (CONT'D)
BBB   $ 5,000    TXU Gas Company,
                   7.625%, 10/15/02 ............................   $  5,127,500
                                                                   ------------
                                                                     43,481,384
                                                                   ------------

                 YANKEE--6.1%
BBB#     6,975   Baan Co. NV,
                   4.50%, 12/15/01 .............................      6,975,000
A        5,000   Corporacion Andina de Fomento,
                   7.10%, 02/01/03 .............................      5,132,750
BBB      3,500   Empresa  Elec. Guacolda SA,
                   7.95%, 04/30/03** ...........................      3,526,823
BBB      2,000   Korea Development Bank,
                   6.50%, 11/15/02 .............................      2,031,620
AAA      3,324   Republic of Argentina,
                   Zero Coupon, 10/15/01 .......................      3,265,830
BB       5,000   Telecom Argentina,
                   9.75%, 07/12/01** ...........................      5,000,000
A        5,000   Tyco International Group,
                   6.875%, 09/05/02 ............................      5,122,298
A-       1,397   YPF Sociedad Anonima,
                   7.50%, 10/26/02 .............................      1,401,862
                                                                   ------------
                                                                     32,456,183
                                                                   ------------
                 Total corporate bonds .........................    177,575,130
                                                                   ------------

                 Total long-term investments
                   (cost $674,473,823) .........................    682,071,018
                                                                   ------------

                 SHORT-TERM INVESTMENTS--0.1%
                 DISCOUNT NOTE
           455   Federal Home Loan Bank,
                   3.94%, 07/02/01
                   (amortized cost $454,950) ...................        454,950
                                                                   ------------
                 Total investments before
                   investment sold short--127.4%
                   (cost $674,928,773) .........................    682,525,968
                                                                   ------------
                 INVESTMENT SOLD SHORT--(4.1%)
       (23,000)  U.S. Treasury Bond,
                   5.375%, 02/15/31
                   (proceeds received $22,101,702) .............    (21,792,500)
                                                                   ------------

                 Total investments net of
                   investment sold
                   short--123.3%
                   (cost $652,827,071) .........................    660,733,468
                                                                   ------------

                 Liabilities in excess of
                   other assets--(23.3%) .......................   (125,072,943)
                                                                   ------------

                 NET ASSETS--100% ..............................   $535,660,525
                                                                   ============

----------

*    Using the higher of Standard & Poor's, Moody's or Fitch's rating.

** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

***  Illiquid securities representing 0.31% of net assets.

@ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.

@@ Security is restricted as to public resale. The Securities were acquired in 1997 and have an aggregate current cost of $1,111,483.

#    Security is fair valued. (Note 1)

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS:

                G.O.   --     General Obligation
                REMIC  --     Real Estate Mortgage Investment Conduit
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BGT SUBSIDIARY,  INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $674,928,773)
  (Note 1) ...................................................    $ 682,525,968
Cash .........................................................              541
Deposit with broker as collateral for securities borrowed ....      120,415,000
Interest receivable ..........................................        6,735,645
                                                                  -------------
                                                                    809,677,154
                                                                  -------------
LIABILITIES
Reverse repurchase agreements (Note 4) .......................      198,915,500
Payable for investments purchased ............................       48,716,311
Investments sold short, at value
  (proceeds $22,101,702) (Note 1) ............................       21,792,500
Due to parent (Note 2) .......................................        2,357,560
Interest payable .............................................        1,660,518
Due to broker-variation margin ...............................          574,240
                                                                  -------------
                                                                    274,016,629
                                                                  -------------
NET ASSETS ...................................................    $ 535,660,525
                                                                  =============
Net assets were comprised of:
  Common stock, at par (Note 5) ..............................    $     575,106
  Paid-in capital in excess of par ...........................      514,830,386
                                                                  -------------
                                                                    515,405,492

  Undistributed net investment income ........................       23,048,588
  Accumulated net realized loss ..............................       (8,451,471)
  Net unrealized appreciation ................................        5,657,916
                                                                  -------------
Net assets, June 30, 2001 ....................................    $ 535,660,525
                                                                  =============
NET ASSET VALUE PER SHARE:
  ($535,660,525 (divided by) 57,510,639 shares of
  common stock issued and outstanding) .......................            $9.31
                                                                          =====

--------------------------------------------------------------------------------
BGT SUBSIDIARY,  INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (net of discount/premium
  accretion/amortization of $9,954,497 and
  interest expense of $3,480,198) ............................    $  25,361,441
                                                                  -------------
Operating expenses
  Investment advisory ........................................        1,227,304
  Administration .............................................          272,734
  Custodian ..................................................           82,000
  Legal ......................................................           51,000
  Independent accountants ....................................           48,000
  Miscellaneous ..............................................           62,132
                                                                  -------------
    Total operating expenses .................................        1,743,170
                                                                  -------------
Net investment income before excise tax ......................       23,618,271
  Excise tax .................................................          614,565
                                                                  -------------
Net investment income ........................................       23,003,706
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain (loss) on:
  Investments ................................................       11,748,120
  Swaps ......................................................          290,000
  Futures ....................................................       (5,497,720)
                                                                  -------------
                                                                      6,540,400
                                                                  -------------
Net change in unrealized appreciation (depreciation) on:
  Investments ................................................      (10,401,561)
  Short sales ................................................          309,202
  Swaps ......................................................         (226,862)
  Futures ....................................................       (2,536,145)
                                                                  -------------
                                                                    (12,855,366)
                                                                  -------------
Net loss on investments ......................................       (6,314,966)
                                                                  -------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ..................................    $  16,688,740
                                                                  =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BGT SUBSIDIARY, INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN
  NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH FLOWS
  USED FOR OPERATING ACTIVITIES
Net increase in net assets resulting from
  operations .................................................    $  16,688,740
                                                                  -------------
Decrease in investments ......................................       19,722,778
Increase in payable for investments purchased ................       48,716,311
Increase in payable for investments sold short ...............       21,792,500
Decrease in unrealized appreciation ..........................       12,855,366
Increase in interest payable .................................          948,179
Decrease in due from broker-variation margin .................          644,553
Decrease in due to parent ....................................         (351,529)
Increase in interest receivable ..............................         (827,808)
Net realized gain ............................................       (6,540,400)
Increase in deposit with broker as collateral
  for securities borrowed ....................................     (120,415,000)
                                                                  -------------
  Total adjustments ..........................................      (23,455,050)
                                                                  -------------
Net cash flows used for operating activities .................    $  (6,766,310)
                                                                  =============

INCREASE (DECREASE) IN CASH
Net cash flows used for operating activities .................    $  (6,766,310)
                                                                  -------------
Cash flows provided by financing activities:
  Increase in reverse repurchase agreements ..................       28,021,500
  Cash dividends paid ........................................      (21,293,127)
                                                                  -------------
Net cash flows provided by financing activities ..............        6,728,373
                                                                  -------------
  Net decrease in cash .......................................          (37,937)
  Cash at beginning of period ................................           38,478
                                                                  -------------
  Cash at end of period ......................................    $         541
                                                                  =============

--------------------------------------------------------------------------------
BGT SUBSIDIARY, INC.
STATEMENTS OF CHANGES
IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                  SIX MONTHS           YEAR
                                                     ENDED            ENDED
                                                   JUNE 30,        DECEMBER 31,
                                                     2001              2000
                                                -------------     -------------
INCREASE (DECREASE) IN
NET ASSETS

Operations:
  Net investment income ....................    $  23,003,706     $  24,231,235

  Net realized gain (loss) .................        6,540,400       (19,828,109)

  Net change in unrealized
    appreciation (depreciation) ............      (12,855,366)       33,557,401
                                                -------------     -------------
  Net increase  in net assets
    resulting from operations ..............       16,688,740        37,960,527

  Dividends from
    net investment income ..................      (21,293,127)      (20,538,082)
                                                -------------     -------------

Total increase (decrease) ..................       (4,604,387)       17,422,445

NET ASSETS

Beginning of period ........................      540,264,912       522,842,467
                                                -------------     -------------

End of period (including
  undistributed net investment
  income of $23,048,588 and
  $21,338,009, respectively) ...............    $ 535,660,525     $ 540,264,912
                                                =============     =============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BGT SUBSIDIARY, INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------


                                                                    SIX MONTHS             YEAR ENDED        FOR THE PERIOD
                                                                      ENDED               DECEMBER 31,      OCTOBER 31, 1998*
                                                                     JUNE 30,       ---------------------    TO DECEMBER 31,
                                                                       2001           2000         1999           1998
                                                                     --------       --------     --------       --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .............................   $   9.39       $   9.09     $   9.53       $   9.02
                                                                     --------       --------     --------       --------
  Net investment income (net of interest expense of $0.06,
    $0.16, $0.11 and $0.01, respectively) ........................        .40            .42          .56            .07
  Net realized and unrealized gain (loss) on investments .........       (.11)           .24         (.57)           .44
                                                                     --------       --------     --------       --------
Net increase (decrease) from investment operations ...............        .29            .66         (.01)           .51
                                                                     --------       --------     --------       --------
Dividends and distributions:
  Dividends from net investment income ...........................       (.37)          (.36)        (.38)            --
  Distributions from net realized gain ...........................         --             --         (.05)            --
                                                                     --------       --------     --------       --------
Total dividends and distributions ................................       (.37)          (.36)        (.43)            --
                                                                     --------       --------     --------       --------
Net asset value, end of period ...................................   $   9.31)      $   9.39     $   9.09       $   9.53
                                                                     ========       ========     ========       ========
TOTAL INVESTMENT RETURN+ .........................................       3.09%          7.26%       (0.10)%         5.65%
                                                                     ========       ========     ========       ========

RATIOS TO AVERAGE NET ASSETS:
Operating expenses ...............................................       0.64%++        0.66%        0.67%          0.66%++
Operating expenses and interest expense ..........................       1.92%++        2.42%        1.80%          1.55%++
Operating expenses, interest expense and excise taxes ............       2.15%++        2.70%        2.16%          1.72%++
Net investment income ............................................       7.25%++        4.64%        5.99%          4.37%++

SUPPLEMENTAL DATA:
Average net assets (000) .........................................   $548,483       $522,038     $536,231       $543.706
Portfolio turnover ...............................................         41%            23%          57%             2%
Net assets, end of period (000) ..................................   $535,661       $540,265     $522,842       $547,797
Reverse repurchase agreements outstanding, end of period (000) ...   $198,916       $170,894     $165,314       $ 93,712
Asset coverage+++ ................................................   $  3,693       $  4,161     $  4,163       $  6,846

----------

  *  Commencement of investment operations.

  + This entity is not publicly traded and therefore total investment return is calculated assuming a purchase of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of each year reported. Total investment returns for the period of less than one full year is not annualized. Past performance is not a guarantee of future results.

 ++  Annualized.

+++  Per $1,000 of reverse repurchase agreements outstanding.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BGT SUBSIDIARY, INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES BGT Subsidiary, Inc, (the "Trust") was incorporated under the laws of the State of Maryland on August 10, 1998, and is a diversified closed-end management investment company. The Trust was incorporated solely for the purpose of receiving all or a substantial portion of the assets of the BlackRock Strategic Term Trust Inc. ("BGT"), incorporated under the laws of the State of Maryland and as such, is a wholly-owned subsidiary of BGT. The Trust's investment objective is to manage a portfolio of investment grade fixed income securities. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term investments are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors. At June 30, 2001 the Trust held three positions that were valued at fair value which is significantly lower than their purchase cost.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be pur-chased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) overtime.

     During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expires unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

     The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

     Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

     The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

     The Trust did not engage in securities lending during the period ended June 30, 2001.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

     Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

     Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

     Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of the advantage by partially monetizing it as an up front payment which the Trust receives.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

     Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholder. Therefore, no federal income tax provision is required. As part of the tax planning strategy, the Trust may retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS The Trust has an Investment Advisory Agreement with BlackRock Advisors Inc. (the "Advisor"), which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Morgan Stanley Investment Advisors Inc., formerly Morgan Stanley Dean Witter Advisors Inc. ("MSDWA"). Effective September 1, 2001 the Trust will have an Administration Agreement with BlackRock Advisors, Inc.

     The Trust reimburses BGT for its pro-rata share of applicable expenses, including investment advisory and administrative fees, in an amount equal to the proportionate amount of average net assets which are held by the trust relative to the average net assets of BGT.

NOTE 3. PORTFOLIO SECURITIES Purchases and sales of investment securities, other than short-term investments, and dollar rolls for the six months ended June 30, 2001 aggregated $358,109,825 and $284,382,879 respectively.

     The Trust may invest up to 60% of its portfolio assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At June 30, 2001, the Trust held 9.5% of its portfolio assets in restricted securities.

     The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates such as PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates,
including   Midland  Loan   Services,   Inc.  It  is  possible   under   certain
circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc., could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

     The federal income tax basis of the Trust's investments at June 30, 2001 was $675,082,238 and, accordingly, net unrealized appreciation for federal income tax purposes was $7,443,730 (gross unrealized appreciation--$12,103,254; gross unrealized depreciation--$4,659,524).

     For federal income tax purposes, the Trust had a capital loss carryforward as of September 30, 2000 of approximately $6,944,000 which expires in 2002. Accordingly, no capital gains distribution is expected to be paid to shareholders unit net gains have realized in excess of such amount.

     Details of open financial futures contract at June 30, 2001 are as follows:

                                         VALUE AT      VALUE AT
NUMBER OF               EXPIRATION        TRADE        JUNE 30,      UNREALIZED
CONTRACTS    TYPE         DATE            DATE           2001       DEPRECIATION
--------- ----------    ---------      ----------     ----------    ------------
 Long
position:  30 Yr.
   688      T-Bond      Sept. 2001    $70,401,043    $69,015,000    1,386,043

  Short
positions:
   313    Eurodollar    Mar. 2002     $29,618,250    $29,843,750      225,500
   313    Eurodollar    Sep. 2001      29,715,125     30,057,813      342,688
   313    Eurodollar    Dec. 2001      29,646,375     29,940,625      294,250
                                                                   ----------
                                                                    2,248,481
                                                                   ==========

NOTE 4. BORROWINGS REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's board of directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest of the reverse repurchase agreement.

     The average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 2001 was approximately $136,642,125 at a weighted average interest rate of approximately 5.10%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $198,915,500 as of June 30, 2001 which was 24.6% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

NOTE 5. CAPITAL There are 200 million shares of $.01 par value common stock authorized. BGT owned all of the 57,510,639 shares outstanding at June 30, 2001.

---------
BLACKROCK
---------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Morgan Stanley Investment Advisors Inc.
Two World Trade Center
New York, NY 10048
(800) 869-6397

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL -- INDEPENDENT DIRECTORS
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

     The accompanying financial statements as of June 30, 2001 were not audited and accordingly, no opinion is expressed on them.

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

     Statements and other information contained in this report are as dated and are subject to change.

                              BGT SUBSIDIARY, INC.
                  c/o Morgan Stanley Dean Witter Advisors Inc.
                       71st Floor, Two World Trade Center
                               New York, NY 10048
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BGT SUBSIDIARY, INC.
====================
SEMI-ANNUAL REPORT
JUNE 30, 2001



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